UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):     September 29, 2005

DATASTREAM SYSTEMS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-25590	57-0813674
(Commission File Number)	(IRS Employer Identification No.)

50 Datastream Plaza, Greenville, South Carolina 29605

(Address of Principal Executive Offices) (Zip Code)

(864) 422-5001

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A is being filed solely to (1) provide the date of the letter from KPMG LLP in the last sentence under Item 4.01(a), under Item 9.01 and in the Exhibit Index, and (2) to make certain immaterial revisions to the letter from KPMG LLP filed as Exhibit 16.1. The letter from KPMG LLP filed as Exhibit 16.1 to this Form 8-K/A replaces and supersedes the letter previously filed with the original Form 8-K on October 5, 2005.

Item 4.01 Changes in Registrant’s Certifying Accountant.

As described in Items 4.01(a) and (b) below, Datastream Systems, Inc. (the “Company”) has dismissed KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm and engaged BDO Seidman LLP (“BDO”) as its new independent registered public accounting firm.

(a) Previous Independent Accountants

On September 29, 2005, the Company dismissed KPMG LLP as its principal accountants. The Audit Committee of the Board of Directors (“Audit Committee”) of the Company made the decision to dismiss KPMG and that decision was approved, ratified and adopted by the Company’s Board of Directors.

KPMG’s audit reports on the Company’s consolidated financial statements as of and for the years ended December 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that KPMG’s audit report on the Company’s consolidated financial statements as of and for the year ended December 31, 2003 included a separate paragraph which stated the following: “As discussed in Note 2 to the consolidated financial statements, the Company has restated its consolidated financial statements for the years ended December 31, 2001, 2002 and 2003.”

KPMG’s audit report on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2004 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that KPMG’s report indicates that the Company did not maintain effective internal control over financial reporting as of December 31, 2004, because of the effects of material weaknesses on the achievement of the objectives of the control criteria and contains explanatory paragraphs that the following material weaknesses have been identified and included in management’s assessment:

1. Inadequate company-level controls. As of December 31, 2004, the Company did not maintain effective company-level controls as defined in Internal Control—Integrated Framework published by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). These deficiencies related to each of the five components of internal control as defined by COSO (control environment, risk assessment, control activities, information and communication, and monitoring). Specifically, the following deficiencies were identified:

•	The Company’s control environment did not sufficiently promote effective internal control over financial reporting throughout its management structure;

•	The Company had inadequate monitoring controls, including inadequate staffing, and procedures to ensure periodic evaluations of internal controls and to ensure that identified control deficiencies are remediated timely;

•	The Company did not have effective policies and procedures regarding performance of a secondary review of technical accounting matters;

•	The Company had inadequate risk assessment controls, including inadequate mechanisms for anticipating and identifying financial reporting risks that could have a material effect on financial reporting;

•	The Company had inadequately trained finance and accounting personnel at its non-U.S. locations regarding U.S. generally accepted accounting principles; and

•	The Company did not have effective policies and procedures regarding access to accounting systems. As a result, certain key accounting personnel had inappropriate access to accounting systems, resulting in inadequate segregation of duties.

These deficiencies resulted in more than a remote likelihood that a material misstatement of the Company’s annual or interim financial statements would not be prevented or detected.

2. Inadequate controls over accounting for revenue. As of December 31, 2004, the Company had ineffective policies and procedures over accounting for revenue. Specifically, the following deficiencies were identified:

•	Ineffective secondary review policies and procedures to ensure that multiple element software arrangements with nonstandard terms are recognized in accordance with U.S. generally accepted accounting principles;

•	Ineffective procedures to timely assess the collectibility of receivables prior to recognizing revenue;

•	Ineffective procedures relating to the review of the evaluation of and accounting for reseller arrangements in non-U.S. locations;

•	Ineffective policies and procedures relating to the U.S. review of the accounting for service projects. These ineffective policies and procedures include lack of a secondary review of fixed priced service revenue calculations and inadequate procedures performed to evaluate whether certain services provided on individual contracts were essential to the functionality of software arrangements; and

•	Ineffective policies and procedures relating to a review of the appropriateness of calculations of vendor-specific objective evidence.

These deficiencies resulted in material errors in the financial statements and more than a remote likelihood that a material misstatement of the Company’s annual or interim financial statements would not be prevented or detected.

Such weaknesses resulted in an adverse opinion from KPMG on the effective operation of the Company’s internal control over financial reporting as of December 31, 2004.

In connection with the audits of fiscal years ended December 31, 2004 and 2003, and the subsequent interim period through September 29, 2005, there have been no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of KPMG would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

In connection with the audits of fiscal years ended December 31, 2004 and 2003 and the subsequent interim period through September 29, 2005, there were no reportable events (as defined in Item 304(a)(1)(v) or Regulation S-K), except as noted in this paragraph. In Item 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, which was incorporated by reference into Item 9A of such report, management of the Company reported that it had assessed the effectiveness of the Company’s internal control over financial reporting as of December 31, 2004 and had identified material weaknesses in internal control over financial reporting as described above. Because of the effect of such material weaknesses on the achievement of the objectives of the COSO control criteria, KPMG’s report opined that the Company had not maintained effective internal control over financial reporting as of December 31, 2004.

The subject matter of the material weaknesses described above was discussed by the Company’s management and the Audit Committee with KPMG. The Company has authorized KPMG to respond fully to the inquiries of the successor independent registered public accounting firm concerning these material weaknesses.

The Company provided KPMG with a copy of this Form 8-K and requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. A letter from KPMG, dated as of October 5, 2005 regarding its concurrence with these statements is attached hereto as Exhibit 16.1.

(b) New Independent Accountants

On October 3, 2005, the Company engaged BDO as the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2005, and to perform procedures related to the financial statements included in the Company’s quarterly reports on Form 10-Q, beginning with the quarter ended March 31, 2005. The Audit Committee made the decision to engage BDO and that decision was approved, adopted and ratified by the Company’s Board of Directors. The Company has not consulted with BDO during its two most recent fiscal years or during any subsequent interim period prior to its appointment as auditor regarding either (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor any oral advice was provided that BDO concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 7.01	Regulation FD Disclosure.

The Company is in the process of completing its Form 10-Q for each of the quarters ended March 31, June 30, and September 30, 2005 (the “2005 Forms 10-Q”), and it is making every effort to file the 2005 Forms 10-Q concurrently in mid-November of 2005.

The information included in Item 7.01 of this report is being furnished to the Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

This Item 7.01 contains forward-looking statements based upon management’s expectations and beliefs concerning future events. These forward-looking statements are subject to a number of risks and uncertainties. As a result, actual results may differ materially and adversely from those expressed in any forward-looking statement. The Company could experience further delays in completing and filing its 2005 Forms 10-Q. In addition, the Company is subject to other risks and uncertainties listed from time to time in its SEC reports, including, but not limited to the “Risk Factors” contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004. Datastream does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in the Company’s expectations or any changes in events, conditions or circumstances on which any forward-looking statement is based.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit 16.1	Letter of KPMG LLP, dated as of October 5, 2005, to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Datastream Systems, Inc.

By:	/s/ C. Alex Estevez
C. Alex Estevez President and Chief Financial Officer (principal financial and accounting officer)

Dated: October 5, 2005

EXHIBIT INDEX

Number	Description
16.1	Letter of KPMG LLP, dated as of October 5, 2005, to the Securities and Exchange Commission.